Exhibit 10.5

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

PRIVATE PLACEMENT SUBSCRIPTION
FOR NON U.S. SUBSCRIBERS

DEEAS RESOURCES INC.

PRIVATE PLACEMENT
MAXIMUM 5,333,333 UNITS
US$4,000,000

INSTRUCTIONS TO SUBSCRIBER:

1.	COMPLETE the information on page 11 of this Subscription and the information contained in the Irrevocable Proxy set out in Schedule B.

2.	WIRE the Subscription Proceeds to Clark Wilson LLP, counsel to the Company, pursuant to the wire instructions provided on page ii of this Subscription.

3.	FAX a copy of page 11 of this Subscription, wire confirmation and all pages of the applicable Schedules of this Subscription to Clark Wilson LLP, attention Cam McTavish at (604) 687-6314.

4.	COURIER the originally executed copy of the entire Subscription, together with all duly signed Schedules, to Clark Wilson LLP, counsel to the Company, to:

Clark Wilson LLP
800-885 W Georgia Street
Vancouver, B.C. Canada V6C 3H1
Attention: Cam McTavish

DEEAS RESOURCES INC.

TRUST FUNDS (USD)

INSTRUCTIONS FOR WIRING FUNDS TO CLARK WILSON LLP

[information details deleted]

PLEASE ALSO INSTRUCT YOUR BANKER TO QUOTE
YOUR NAME AND OUR FILE NUMBER 31131-001/CZM

PLEASE PROVIDE A COPY OF THE WIRE CONFIRMATION
AS INSTRUCTED ON THE COVER PAGE OF THIS SUBSCRIPTION

ii

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

PRIVATE PLACEMENT SUBSCRIPTION

(Non U.S. Subscribers Only)

TO:	DEEAS RESOURCES INC. (the "Company")
1214 – 117 West 9th Street
Los Angeles, CA 90015

Purchase of Units

1.	Subscription

1.1                           The undersigned (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase the number of units (each, a "Unit") of the Company as set out on page 11 of this Subscription at a price of $0.75 per Unit (such subscription and agreement to purchase being the "Subscription"), for the total subscription price as set out on page 11 of this Subscription (the "Subscription Proceeds"), which Subscription Proceeds are tendered herewith, on the basis of the representations and warranties and subject to the terms and conditions set forth herein.

1.2                           Each Unit consists of one common share in the capital of the Company (each, a "Share") and one common share purchase warrant in the form attached hereto as Schedule A (each, a "Warrant").  Each Warrant shall be non-transferable and shall entitle the holder thereof to purchase one Share (each, a "Warrant Share") at a price per Warrant Share of $1.25, whereby the first 1,666,666 Warrants subscribed for will be exercisable for a period of eighteen (18) months from the date of issuance and the next 1,000,000 Warrants will be exercisable for a period of twelve (12) months from the date of issuance.  Any Warrants issued thereafter will be issued for a term as solely determined by the Company.

1.3                           The Units, the Warrants, the Shares and the Warrant Shares are collectively referred to as the "Securities".

1.4                           The Subscriber acknowledges that the Closing, as defined herein, is intended to occur simultaneous with the closing of the letter agreement dated November 9, 2007 and that pursuant to the terms of the letter agreement, and at the closing thereof, the Company intends to change its name to Global Trek Xploration Corporation and effect a forward stock split on a 20.71 for 1 basis.  The Subscriber acknowledges that the Securities that will be issued by the Company upon acceptance of this Subscription will be on a post-split basis and that the name on all certificates evidencing the Securities will bear the new name of the Company.

1.5                           The Subscriber agrees that the acceptance of this Subscription by the Company is conditional upon the Subscriber signing and delivering an Irrevocable Proxy in the form set out in Schedule B (the "Proxy") which grants Patrick Bertagna sole power to vote any Warrant Shares exercised by the Subscriber based upon the terms and conditions set out in the Proxy.

1.6                           The Company hereby agrees to sell, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, to the Subscriber the Securities.  Subject to the terms hereof, the Subscription will be effective upon its acceptance by the Company.

1.7                           Unless otherwise provided, all dollar amounts referred to in this Subscription are in lawful money of the United States of America.

2.	Payment

2.1                           The Subscription Proceeds must accompany this Subscription and shall be wired directly to the Company's lawyers in accordance with the wire instructions set out on page ii of this Subscription.  The Subscriber authorizes the Company's lawyers to deliver the Subscription Proceeds to the Company.

2.2                           The Subscriber acknowledges and agrees that this Subscription, the Subscription Proceeds and any other documents delivered in connection herewith will be held by the Company's lawyers on behalf of the Company.  In the event that this Subscription is not accepted by the Company for whatever reason within 60 days of the delivery of an executed Subscription by the Subscriber, this Subscription, the Subscription Proceeds and any other documents delivered in connection herewith will be returned to the Subscriber at the address of the Subscriber as set forth in this Subscription without interest or deduction.

2.3                           Where the Subscription Proceeds are paid to the Company, the Company may treat the Subscription Proceeds as a non-interest bearing loan and may use the Subscription Proceeds prior to this subscription being accepted by the Company.

2.4                           The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, the OTC Bulletin Board, stock exchanges and applicable law.

3.	Closing

3.1                      Closing of the purchase and sale of the Securities is intended to occur on or before February 25, 2008, or on such other date as may be determined by the Company in its sole discretion (the "Closing Date").  The Subscriber acknowledges that Securities may be issued to other subscribers under this offering (the "Offering") before or after the Closing Date.

4.	Acknowledgements of Subscriber

4.1                      The Subscriber acknowledges and agrees that:

(a)
the Securities have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under any state securities or "blue sky" laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state securities laws;

(b)
the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(c)
the decision to execute this Subscription and purchase the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based solely upon a review of the publicly available information regarding the Company available on the website of the United States Securities and Exchange Commission (the "SEC") available at www.sec.gov (collectively, the "Company Information");

(d)
the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to review the Company Information and to ask questions of and receive answers from the Company regarding the Offering, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Company Information, or any other document provided to the Subscriber;

(e)
the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business and that all documents, records and books pertaining to this Offering have been made available for inspection by the Subscriber, the Subscriber's attorney and/or advisor(s);

(f)	by execution hereof the Subscriber has waived the need for the Company to communicate its acceptance of the purchase of the Securities pursuant to this Subscription;

(g)
the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription and the Subscriber will hold harmless the Company from any loss or damage it may suffer as a result of the Subscriber's failure to correctly complete this Subscription;

(h)
the Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any acknowledgment, representation or warranty of the Subscriber contained herein or in any other document furnished by the Subscriber to the Company in connection herewith, being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(i)
the issuance and sale of the Securities to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

(j)
the Subscriber has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(k)
the Subscriber is outside the United States when receiving and executing this Subscription and is acquiring the Securities as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Securities;

(l)
none of the Securities may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the expiration of a period of one year after the date of original issuance of the Securities;

(m)
the statutory and regulatory basis for the exemption claimed for the offer and sale of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act;

(n)
the Subscriber has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and it is solely responsible (and the Company is in any way responsible) for compliance with applicable resale restrictions;

(o)
the Securities are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the shares of the Company's common stock on the OTC Bulletin Board;

(p)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(q)	no documents in connection with this Offering have been reviewed by the SEC or any state securities administrators;

(r)	there is no government or other insurance covering any of the Securities; and

(s)
this Subscription is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any Subscription for any reason.

5.	Representations, Warranties and Covenants of the Subscriber

5.1                          The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing Date) that:

(a)	the Subscriber is not a U.S. Person;

(b)	the Subscriber is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;

(c)	the Subscriber is resident in the jurisdiction set out on page 11 of this Subscription;

(d)
the issuance of the Securities to the Subscriber as contemplated by the delivery of this Agreement, the acceptance of it by the Company and the issuance of the Securities to the Subscriber complies with all applicable laws of the Subscriber's jurisdiction of residence or domicile and will not cause the Company to become subject to or comply with any disclosure, prospectus or reporting requirements under any such applicable laws;

(e)	the Subscriber:

(i)
is knowledgeable of, or has been independently advised as to, the applicable securities laws of the securities regulators having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the acquisition of the Securities,

(ii)
is purchasing the Securities pursuant to exemptions from prospectus or equivalent requirements under applicable securities laws or, if such is not applicable, the Subscriber is permitted to purchase the Securities under the applicable securities laws of the securities regulators in the International Jurisdiction without the need to rely on any exemptions,

(iii)
acknowledges that the applicable securities laws of the authorities in the International Jurisdiction do not require the Company to make any filings or seek any approvals of any kind whatsoever from any securities regulator of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Securities, and

(iv)	represents and warrants that the acquisition of the Securities by the Subscriber does not trigger:

A.	any obligation to prepare and file a prospectus or similar document, or any other report with respect to such purchase in the International Jurisdiction, or

B.	any continuous disclosure reporting obligation of the Company in the International Jurisdiction, and

the Subscriber will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii), (iii) and (iv) above to the satisfaction of the Company, acting reasonably;

(f)
the Subscriber is acquiring the Securities as principal for investment only and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons;

(g)	the Subscriber is outside the United States when receiving and executing this Subscription;

(h)	the Subscriber has received and carefully read this Subscription;

(i)
the Subscriber understands and agrees not to engage in any hedging transactions involving any of the Securities unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state securities laws;

(j)
the Subscriber acknowledges that it has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Securities; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration of any of the Securities pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(k)
the Subscriber has the legal capacity and competence to enter into and execute this Subscription and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription on behalf of the Subscriber;

(l)
the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and can afford the complete loss of such investment;

(m)
the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations, warranties, covenants and agreements contained in this Subscription and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(n)	the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;

(o)
the entering into of this Subscription and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber, or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(p)	the Subscriber has duly executed and delivered this Subscription and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(q)	the Subscriber has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company;

(r)
the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(s)
all information contained in this Subscription is complete and accurate and may be relied upon by the Company, and the Subscriber will notify the Company immediately of any material change in any such information occurring prior to the Closing Date;

(t)
the Subscriber is purchasing the Securities for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Securities, and the Subscriber has not subdivided his interest in the Securities with any other person;

(u)
the Subscriber is not an underwriter of, or dealer in, the shares of the Company's common stock, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(v)
the Subscriber has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber's decision to invest in the Securities and the Company;

(w)
if the Subscriber is acquiring the Securities as a fiduciary or agent for one or more investor accounts, the Subscriber has sole investment discretion with respect to each such account, and the Subscriber has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

(x)
the Subscriber is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(y)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase any of the Securities,

(ii)	that any person will refund the purchase price of any of the Securities,

(iii)	as to the future price or value of any of the Securities, or

(iv)
that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the shares of the Company's common stock on the OTC Bulletin Board.

5.2                          In this Subscription, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S promulgated under the 1933 Act and for the purpose of the Subscription includes any person in the United States.

6.	Acknowledgement and Waiver

6.1                          The Subscriber has acknowledged that the decision to purchase the Securities was solely made on the Company Information.  The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

7.	Representations and Warranties will be Relied Upon by the Company

7.1                          The Subscriber acknowledges that the acknowledgements, representations and warranties contained herein are made by it with the intention that they may be relied upon by the Company and its legal counsel in determining the Subscriber's eligibility to purchase the Securities under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Securities under applicable securities legislation.  The Subscriber further agrees that by accepting delivery of the certificates representing the Securities, it will be representing and warranting that the acknowledgements representations and warranties contained herein are true and correct as of the date hereof and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Securities.

8.	Resale Restrictions

8.1                          The Subscriber acknowledges that any resale of the Securities will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee.  The Subscriber acknowledges that the Securities have not been registered under the 1933 Act or the securities laws of any state of the United States.  The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

9.	Legending and Registration of Subject Securities

9.1                          The Subscriber hereby acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

9.2                           The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription.

10.	Costs

10.1                         The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the purchase of the Securities shall be borne by the Subscriber.

11.	Governing Law

11.1                         This Subscription is governed by the laws of the State of California and the federal laws of the United States applicable thereto.  The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorns to the exclusive jurisdiction of the Courts of the State of California.

12.	Survival

12.1                         This Subscription, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Securities by the Subscriber pursuant hereto.

13.	Assignment

13.1                         This Subscription is not transferable or assignable.

14.	Severability

14.1                         The invalidity or unenforceability of any particular provision of this Subscription shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription.

15.	Entire Agreement

15.1                         Except as expressly provided in this Subscription and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

16.	Notices

16.1                         All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the Subscriber shall be directed to the address on page 11 and notices to the Company shall be directed to it at the first page of this Subscription.

17.	Counterparts and Electronic Means

17.1                         This Subscription may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.  Delivery of an executed copy of this Subscription by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription as of the date hereinafter set forth.

[remainder of page left intentionally blank]

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription as of the date hereinafter set forth.

DELIVERY AND REGISTRATION INSTRUCTIONS

1.	Delivery - please deliver the certificates evidencing the Securities to:

2.	Registration - registration of the certificates which are to be delivered at closing should be made as follows:

(name)

(address)

3.
The undersigned hereby acknowledges that he or she will deliver to the Company all such additional completed forms in respect of the Subscriber's purchase of the Securities as may be required for filing with the appropriate securities commissions and regulatory authorities.

(Name of Subscriber – Please type or print)

(Signature and, if applicable, Office)

(Address of Subscriber)

(City, State, and Zip Code of Subscriber)

 (Country of Subscriber)

 (Fax Number)

 (Number of Units to be Purchased)

(Total Subscription Price)

A C C E P T A N C E

The above-mentioned Subscription in respect of the Units is hereby accepted by DEEAS RESOURCES INC.

DATED at ______________________________, the _____ day of __________________, 2008.

DEEAS RESOURCES INC.

Per:           _________________________________
Authorized Signatory

SCHEDULE A
FORM OF WARRANT

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

THESE WARRANTS WILL EXPIRE AND BECOME NULL AND VOID
AT 5:00 P.M. (WESTERN STANDARD TIME) ON ___________.

SHARE PURCHASE WARRANTS
TO PURCHASE COMMON SHARES OF
DEEAS RESOURCES INC.

THIS IS TO CERTIFY THAT ________________, (the “Holder”) has the right to purchase, upon and subject to the terms and conditions hereinafter referred to, up to ___________________________ (___________) fully paid and non-assessable common shares (the “Shares”) in the capital of DEEAS RESOURCES INC. (the “Company”) for the term from ____________ until 5:00 p.m. (Western Standard Time) on ________________ (the “Expiry Date”) at a price per Share (the “Exercise Price”) of US$1.25 on the terms and conditions attached hereto as Appendix “A” (the “Terms and Conditions”).

1.	ONE (1) WARRANT AND THE EXERCISE PRICE ARE REQUIRED TO PURCHASE ONE SHARE. THIS CERTIFICATE REPRESENTS ______________________ (__________) WARRANTS.

2.	These Warrants are issued subject to the Terms and Conditions, and the Warrant Holder may exercise the right to purchase Shares only in accordance with those Terms and Conditions.

3.
Nothing contained herein or in the Terms and Conditions will confer any right upon the Holder hereof or any other person to subscribe for or purchase any Shares at any time subsequent to the Expiry Date, and from and after such time, this Warrant and all rights hereunder will be void and of no value.

IN WITNESS WHEREOF the Company has executed this Warrant Certificate this ____ day of _________, 2008.

DEEAS RESOURCES INC. Per:_____________________________________ Authorized Signatory

PLEASE NOTE THAT ALL SHARE CERTIFICATES MUST BE LEGENDED AS FOLLOWS DURING THE CURRENCY OF APPLICABLE HOLD PERIODS:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

APPENDIX “A”

TERMS AND CONDITIONS dated ___________________, attached to the Warrants issued by DEEAS RESOURCES INC.

INTERPRETATION

(a)	Definitions

In these Terms and Conditions, unless there is something in the subject matter or context inconsistent therewith:

(i)
“Company” means DEEAS RESOURCES INC. until a successor corporation will have become such as a result of consolidation, amalgamation or merger with or into any other corporation or corporations, or as a result of the conveyance or transfer of all or substantially all of the properties and estates of the Company as an entirety to any other corporation and thereafter “Company” will mean such successor corporation;

(ii)	“Company’s Auditors” means an independent firm of accountants duly appointed as auditors of the Company;

(iii)
“Director” means a director of the Company for the time being, and reference, without more, to action by the directors means action by the directors of the Company as a Board, or whenever duly empowered, action by an executive committee of the Board;

(iv)
“herein”, “hereby” and similar expressions refer to these Terms and Conditions as the same may be amended or modified from time to time; and the expression “Article” and “Section,” followed by a number refer to the specified Article or Section of these Terms and Conditions;

(v)	“person” means an individual, corporation, partnership, trustee or any unincorporated organization and words importing persons have a similar meaning;

(vi)	“shares” means the common shares in the capital of the Company as constituted at the date hereof and any shares resulting from any subdivision or consolidation of the shares;

(vii)	“Warrant Holders” or “Holders” means the holders of the Warrants; and

(viii)	“Warrants” means the warrants of the Company issued and presently authorized and for the time being outstanding.

(b)	Gender

Words importing the singular number include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.

(c)	Interpretation not affected by Headings

The division of these Terms and Conditions into Articles and Sections, and the insertion of headings are for convenience of reference only and will not affect the construction or interpretation thereof.

(d)	Applicable Law

The Warrants will be exclusively construed in accordance with the laws of the State of California.

2.	ISSUE OF WARRANTS

(a)	Additional Warrants

The Company may at any time and from time to time issue additional warrants or grant options or similar rights to purchase shares of its capital stock.

(b)	Warrant to Rank Pari Passu

All Warrants and additional warrants, options or similar rights to purchase shares from time to time issued or granted by the Company, will rank pari passu whatever may be the actual dates of issue or grant thereof, or of the dates of the certificates by which they are evidenced.

(c)	Issue in substitution for Lost Warrants

(i)
In case a Warrant becomes mutilated, lost, destroyed or stolen, the Company, at its discretion, may issue and deliver a new Warrant of like date and tenor as the one mutilated, lost, destroyed or stolen, in exchange for and in place of and upon cancellation of such mutilated Warrant, or in lieu of, and in substitution for such lost, destroyed or stolen Warrant and the substituted Warrant will be entitled to the benefit hereof and rank equally in accordance with its terms with all other Warrants issued or to be issued by the Company.

(ii)
The applicant for the issue of a new Warrant pursuant hereto will bear the cost of the issue thereof and in case of loss, destruction or theft furnish to the Company such evidence of ownership and of loss, destruction, or theft of the Warrant so lost, destroyed or stolen as will be satisfactory to the Company in its discretion and such applicant may also be required to furnish indemnity in amount and form satisfactory to the Company in its discretion, and will pay the reasonable charges of the Company in connection therewith.

(d)	Warrant Holder Not a Shareholder

The holding of a Warrant will not constitute the Holder thereof a shareholder of the Company, nor entitle him to any right or interest in respect thereof except as in the Warrant expressly provided.

3.	NOTICE

(a)	Notice to Warrant Holders

Any notice required or permitted to be given to the Holders will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Holder appearing on the Holder’s Warrant or to such other address as any Holder may specify by notice in writing to the Company, and any such notice will be deemed to have been given and received by the Holder to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered.

(b)	Notice to the Company

Any notice required or permitted to be given to the Company will be in writing and may be given by prepaid registered post, electronic facsimile transmission or other means of electronic communication capable of producing a printed copy to the address of the Company set forth below or such other address as the Company may specify by notice in writing to the Holder, and any such notice will be deemed to have been given and received by the Company to whom it was addressed if mailed, on the third day following the mailing thereof, if by facsimile or other electronic communication, on successful transmission, or, if delivered, on delivery; but if at the time or mailing or between the time of mailing and the third business day thereafter there is a strike, lockout, or other labour disturbance affecting postal service, then the notice will not be effectively given until actually delivered:

DEEAS RESOURCES INC.
1214 – 117 West 9th Street
Los Angeles, CA 90015
Attention: President

4.	EXERCISE OF WARRANTS

(a)	Method of Exercise of Warrants

The right to purchase shares conferred by the Warrants may be exercised by the Holder surrendering the Warrant Certificate representing same, with a duly completed and executed subscription in the form attached hereto as Appendix "B" and a bank draft or certified cheque payable to the Company for the purchase price in lawful money of the United States of America, to the Company at the address set forth in, or from time to time specified by the Company pursuant to, Section 3(b).

(b)	Effect of Exercise of Warrants

(i)
Upon surrender and payment as aforesaid the shares so subscribed for will be deemed to have been issued and such person or persons will be deemed to have become the Holder or Holders of record of such shares on the date of such surrender and payment, and such shares will be issued at the subscription price in effect on the date of such surrender and payment.

(ii)
Within ten business days after surrender and payment as aforesaid, the Company will forthwith cause to be delivered to the person or persons in whose name or names the shares so subscribed for are to be issued as specified in such subscription or mailed to him or them at his or their respective addresses specified in such subscription, a certificate or certificates for the appropriate number of shares not exceeding those which the Warrant Holder is entitled to purchase pursuant to the Warrant surrendered.

(c)	Subscription for Less Than Entitlement

The Holder of any Warrant may subscribe for and purchase a number of shares less than the number which he is entitled to purchase pursuant to the surrendered Warrant. In the event of any purchase of a number of shares less than the number which can be purchased pursuant to a Warrant, the Holder thereof upon exercise thereof will in addition be entitled to receive a new Warrant in respect of the balance of the shares which he was entitled to purchase pursuant to the surrendered Warrant and which were not then purchased.

(d)	Warrants for Fractions of Shares

To the extent that the Holder of any Warrant is entitled to receive on the exercise or partial exercise thereof a fraction of a share, such right may be exercised in respect of such fraction only in combination with another Warrant or other Warrants which in the aggregate entitle the Holder to receive a whole number of such shares.

(e)	Expiration of Warrants

After the expiration of the period within which a Warrant is exercisable, all rights thereunder will wholly cease and terminate and such Warrant will be void and of no effect.

(f)	Time of Essence

Time will be of the essence hereof.

(g)	Subscription Price

Each Warrant is exercisable at a price per share (the “Exercise Price”) of US$1.25.  One (1) Warrant and the Exercise Price are required to subscribe for each share during the term of the Warrants.

(h)	Adjustment of Exercise Price

(i)	The Exercise Price and the number of shares deliverable upon the exercise of the Warrants will be subject to adjustment in the event and in the manner following:

A.
If and whenever the shares at any time outstanding are subdivided into a greater or consolidated into a lesser number of shares the Exercise Price will be decreased or increased proportionately as the case may be; upon any such subdivision or consolidation the number of shares deliverable upon the exercise of the Warrants will be increased or decreased proportionately as the case may be.

B.
In case of any capital reorganization or of any reclassification of the capital of the Company or in the case of the consolidation, merger or amalgamation of the Company with or into any other Company (hereinafter collectively referred to as a “Reorganization”), each Warrant will after such Reorganization confer the right to purchase the number of shares or other securities of the Company (or of the Company’s resulting from such Reorganization) which the Warrant Holder would have been entitled to upon Reorganization if the Warrant Holder had been a shareholder at the time of such Reorganization.

In any such case, if necessary, appropriate adjustments will be made in the application of the provisions of this Article Four relating to the rights and interest thereafter of the Holders of the Warrants so that the provisions of this Article Four will be made applicable as nearly as reasonably possible to any shares or other securities deliverable after the Reorganization on the exercise of the Warrants.

The subdivision or consolidation of shares at any time outstanding into a greater or lesser number of shares (whether with or without par value) will not be deemed to be a Reorganization for the purposes of this clause 4(h)(i)B.

(ii)
The adjustments provided for in this Section 4(h) are cumulative and will become effective immediately after the record date or, if no record date is fixed, the effective date of the event which results in such adjustments.

(i)	Determination of Adjustments

If any questions will at any time arise with respect to the Exercise Price or any adjustment provided for in Section 4.h, such questions will be conclusively determined by the Company’s Auditors, or, if they decline to so act any other firm of certified public accountants registered with the Public Company Accounting Oversight Board that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and the Holders of the Warrants.

5.	WAIVER OF CERTAIN RIGHTS

(a)	Immunity of Shareholders, etc.

The Warrant Holder, as part of the consideration for the issue of the Warrants, waives and will not have any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, Director or Officer (as such) of the Company for the issue of shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein contained or in the Warrant.

6.	MODIFICATION OF TERMS, MERGER, SUCCESSORS

(a)	Modification of Terms and Conditions for Certain Purposes

From time to time the Company may, subject to the provisions of these presents, modify the Terms and Conditions hereof, for the purpose of correction or rectification of any ambiguities, defective provisions, errors or omissions herein.

DATED as of the date first above written in these Terms and Conditions.

DEEAS RESOURCES INC. By:___________________________________ Authorized Signatory

APPENDIX B

WARRANT EXERCISE FORM

TO:	DEEAS RESOURCES INC.
1214 – 117 West 9th Street
Los Angeles, CA 90015

The undersigned Holder of the within Warrants hereby subscribes for ___________________ common shares (the “Shares”) of DEEAS RESOURCES INC. (the “Company) pursuant to the within Warrants at US$1.25 per Share on the terms specified in the said Warrants.  This subscription is accompanied by a certified cheque or bank draft payable to or to the order of the Company for the whole amount of the purchase price of the Shares.  The undersigned Holder represents that, at the time of exercise of the Warrants, all of the representations and warranties contained in the Agreement between the Company and the undersigned Holder pursuant to which these Warrants were issued are true and accurate.  The undersigned hereby directs that the Shares be registered as follows:

NAME(S) IN FULL	ADDRESS(ES)	NUMBER OF SHARES

TOTAL:

(Please print full name in which share certificates are to be issued, stating whether Mr., Mrs. or Miss is applicable).

DATED this _____ day of ______________________, 200___.

In the presence of:

Signature of Witness	Signature of Warrant Holder

Please print below your name and address in full.

Name (Mr./Mrs./Miss)

Address

INSTRUCTIONS FOR SUBSCRIPTION

The signature to the subscription must correspond in every particular with the name written upon the face of the Warrant without alteration or enlargement or any change whatever.  If there is more than one subscriber, all must sign.

In the case of persons signing by agent or attorney or by personal representative(s), the authority of such agent, attorney or representative(s) to sign must be proven to the satisfaction of the Company.

If the Warrant certificate and the form of subscription are being forwarded by mail, registered mail must be employed.

SCHEDULE B
FORM OF PROXY

IRREVOCABLE PROXY

Deeas Resources, Inc., a Nevada corporation (the “Company”), and ______________ (the “Subscriber”), have entered into a Subscription Agreement (the “Agreement”), dated ____________, in connection with the sale and issuance by the Company to the Subscriber of  Units consisting of shares of the Company’s common stock (“Common Stock”) and warrants to purchase Common Stock.  Pursuant to the Agreement, Subscriber has received warrants to purchase _________ shares of  Common Stock (the “Warrant Shares”).  As an inducement for the Company to enter into the Agreement, Subscriber hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes Patrick Bertagna the attorney and proxy of the Subscriber with full power of substitution and resubstitution, to the full extent of the Subscriber with respect to the Warrant Shares.   Subscriber agrees not to grant any subsequent proxies with respect to the Warrant Shares until after the Expiration Date (as defined below).

The attorney and proxy named above will be empowered, and may exercise this proxy, to vote the Warrant Shares, at any time and from time to time, in his sole and absolute discretion and without notice to the Subscriber, at any meeting of the stockholders of the Company, however called, or in any written action by consent of stockholders of the Company, with respect to all matters brought before a vote of the stockholders, including a vote for the election of directors.

This proxy shall be binding upon the successors and assigns of Subscriber.

Subscriber hereby waives any right to make any claim against Patrick Bertagna that may arise, directly or indirectly, as a result of Mr. Bertagna’s voting of any of the Warrant Shares by virtue of this proxy.

Any term or provision of this proxy which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this proxy or affecting the validity or enforceability of any of the terms or provisions of this proxy in any other jurisdiction.  If any provision of this proxy is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.  Subscriber hereby affirms that this proxy is given for the purpose of and should be construed so as to effectuate the purposes set forth above, and that this proxy is coupled with an interest and is irrevocable during the term hereof.

This proxy shall terminate upon the earlier of the seventh anniversary of the date hereof or the date the Warrant Shares are resold on the public market through the over-the-counter market or a national securities exchange (the “Expiration Date”).

[The remainder of the page left intentionally blank]

IN WITNESS WHEREOF, the Subscriber has executed this Irrevocable Proxy as of the ___ day of _______________, 2008.

If a Corporation, Partnership or Other Entity:	If an Individual:
Print of Type Name of Entity Signature of Authorized Signatory Type of Entity	Signature Print or Type Name